Q4 2015 EARNINGS PRESENTATION DECEMBER 17, 2015 Exhibit 99.2 International ® is a registered trademark of , Inc.

NYSE: NAV
Q4 2015 Earnings –
12/17/2015
Safe Harbor
Statement and Other Cautionary Notes
Information provided and statements contained in this presentation that are not purely historical are forward-looking statements within
the
meaning
of
Section
27A
of
the
Securities
Act
of
1933,
as
amended,
Section
21E
of
the
Securities
Exchange
Act
of
1934, as amended, and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this presentation and the Company assumes no obligation to update the information included in this presentation.
Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as “believe,” “expect,” “anticipate,”
“intend,” “plan,” “estimate,” or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties, and assumptions. For a further description of these factors, see the risk factors set forth in our filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended October
31, 2015.
Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Except for our ongoing obligations to disclose material information as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future or to reflect the occurrence of unanticipated events.
The financial information herein contains audited and unaudited information and has been prepared by management in good faith and based on data currently available to the Company.
Certain non-GAAP measures are used in this presentation to assist the reader in understanding our core manufacturing business.
We believe this information is useful and relevant to assess and measure the performance of our core manufacturing business as it illustrates manufacturing performance. It also excludes financial services and other items that may not be related to the core manufacturing business or underlying results. Management often uses this information to assess and measure the underlying performance of our operating segments.
We have chosen to provide this supplemental information to investors, analysts, and other interested parties to enable them to perform additional analyses of operating results. The non-GAAP numbers are reconciled to the most appropriate GAAP number in the appendix of this presentation.

3 NYSE: NAV Q4 2015 Earnings – 12/17/2015 Agenda Overview Troy Clarke Financial Results Walter Borst Summary Troy Clarke

NYSE: NAV 4 TH QUARTER 2015 RESULTS Troy Clarke, President & CEO

NYSE: NAV
Q4 2015 Earnings –
12/17/2015
•
Grew volumes and market share
•
Delivered record parts profitability
•
Generated over $300 million
in cost savings
•
Achieved 8.4% adjusted
EBITDA margin in Q4
2015 Summary
Note:
This slide contains non-GAAP information; please see the
REG G in appendix for a detailed reconciliation.

NYSE: NAV FINANCIAL RESULTS Walter Borst, Executive Vice President & CFO

NYSE: NAV
Q4 2015 Earnings –
12/17/2015
Financial Summary
Note:
This slide contains non-GAAP information; please see the
REG G in appendix for a detailed reconciliation.
(A)   Includes U.S. and Canada School bus and Class 6-8 truck.
(B)   Amounts attributable to Navistar International Corporation.
$ in millions, except per share and units
Core Chargeouts
(A)
15,800
Sales and Revenues
$2,488
Adjusted EBITDA
$209
Income
(Loss)
from
Continuing
Operations,
Net
of
Tax
(B)
($51)
Diluted
Income
(Loss)
Per
Share
from
Continuing
Operations
(B)
($0.62)
Quarter Ended
October 31, 2015

NYSE: NAV
Q4 2015 Earnings –
12/17/2015
$86
$209
$40
$54
$15
$14
$-
$50
$100
$150
$200
$250
Q4 2015               Pre-existing warranty
Actual EBITDA
adjustment
Restructuring
charges
Asset impairment
charges
Debt refinancing
and charges
Q4 2015
Adjusted EBITDA*
Q4 2015 Adjusted EBITDA Within Guidance
$ in millions
Note:
This slide contains non-GAAP information; please see the
REG G in appendix for a detailed reconciliation.
* Excludes pre-existing warranty and one-time items.
Q4
Guidance:
$175-$225

NYSE: NAV
Q4 2015 Earnings –
12/17/2015
Note:
This slide contains non-GAAP information; please see the
REG G in appendix for a detailed reconciliation.
•
Q4 2015 adjusted
EBITDA margin
doubled year-over-year
•
EBITDA growth driven
by increased product
margins and improved
core business
Adjusted EBITDA Margin
Achieved Adjusted EBITDA Margin Goal
0.2%
3.9%
8.4%
0%
5%
10%
4Q13
4Q14
4Q15

NYSE: NAV
Q4 2015 Earnings –
12/17/2015
Q4 2015 Segment Results
$ in millions
Beginning in the first quarter of 2015, the Company realigned its reporting segments. The segment results have been restated to reflect this change.
Truck
($36)
($40)
Parts
$163
$150
Global Operations
($27)
($56)
Financial Services
$26
$26
Segment Profit:
2015
2014
Quarters Ended
October 31

NYSE: NAV
Q4 2015 Earnings –
12/17/2015
Delivering on Cost Reduction Actions
0%
1%
2%
3%
2013
2014
2015
Material Costs Savings %
Manufacturing Revenue
$-
$50
$100
2013
2014
2015
Manufacturing Cost Savings
$ in millions
$1,000
$1,400
$1,800
2013
2014
2015
Structural Costs
$ in millions
2%
5%
8%
2013
2014
2015
Warranty Expense %
Manufacturing Revenue

NYSE: NAV
Q4 2015 Earnings –
12/17/2015
Used Truck Update
•
Q4 ending gross
inventory balance of
$390 million
•
Export sales slowed
Gross Used Truck Inventory
$ in millions
$365
$375
$350
$390
$0
$250
$500
Q1
2015
Q2
2015
Q3
2015
Q4
2015

Q4 2015 Earnings –
12/17/2015
Q4 2015 Manufacturing Cash Within Guidance
$ in millions
Note:
This slide contains non-GAAP information; please see the
REG G in appendix for a detailed reconciliation.
Guidance
(A)
Actual
Q3 2015 Manufacturing
Cash Balance
(B)
$775
$775
Consolidated Adjusted EBITDA
(C)
$175 –
$225
$209
Capex/Cash Interest/Pension & OPEB Funding
($169) –
($159)
($155)
Change in Net
Working Capital/Debt and
Warranty/Other
(D)
$169 –
$209
$184
Q4 2015 Manufacturing Cash Balance
(B)
$950-1,050
$1,013
(A)
Guidance as provided on 9/2/2015.
(B)
Cash balance includes marketable securities.
(C)
Excluding one-time items and pre-existing warranty.
(D)
Reflects repayment of $91 million of the NFC intercompany loan.

Q4 2015 Earnings –
12/17/2015
2016
Revenue Expectations*
Market
Share
Class 6/7 Industry
Class
8 Industry
Global Operations
Blue Diamond Truck/
Foundries
(A)
Consolidated Revenue
$9,500
–
10,000
Stable Revenue Despite Declining Class 8 Industry
*     Arrow denotes comparison to 2015.
(A)  Businesses exited during 2015.
•
Class 6-8 truck and bus
industry of 350,000 to
380,000 units
•
Market share growth
•
Negative economic
conditions expected
in Brazil
•
Terminated Blue Diamond
Truck JV and exited
foundry operations
$ in millions

NYSE: NAV
Q4 2015 Earnings –
12/17/2015
Expect Additional Cost Savings in 2016
•
Material cost reductions
•
Manufacturing efficiencies
•
Structural cost improvements
•
Restructure Brazilian
operations
Expect over $200 million
of savings in 2016

NYSE: NAV
Q4 2015 Earnings –
12/17/2015
Expect EBITDA Growth in 2016
•
~$200 million of annual
EBITDA improvement
over the past 3 years
•
Margin improvements
and product mix driving
EBITDA growth
•
Core North America
truck and parts
businesses improve
Adjusted EBITDA
Actual
Forecast
Note:
This slide contains non-GAAP information; please see the
REG G in appendix for a detailed reconciliation.
$ in millions
($91)
$102
$306
$494
$0
$400
$800
2012
2013
2014
2015
2016
$600–
700

NYSE: NAV
Q4 2015 Earnings –
12/17/2015
•
Pension cash contributions greater than expense by ~$50 million
•
Capital expenditures of ~$125 million
•
Manufacturing interest expense of ~$240 million
•
Cash taxes of ~$35 million
•
Warranty spend greater than expense by ~$150 million
•
Used truck inventory flat
Expect Positive Manufacturing Free Cash Flow in 2016

NYSE: NAV
Q4 2015 Earnings –
12/17/2015
2015 Accomplishments:
•
Achieved ~$200 million of annual EBITDA improvement
•
Increased core North America truck and parts sales
•
Delivered over $300 million of cost savings
•
Ended the year with over $1 billion of manufacturing cash
2016:
•
EBITDA improvement
•
Positive free cash flow
Summary

NYSE: NAV SUMMARY Troy Clarke, President & CEO

20 NYSE: NAV Q4 2015 Earnings – 12/17/2015 • Grow volumes and market share • Launch new products • Grow parts profit • Drive uptime improvements Building on Our Progress

21 NYSE: NAV Q4 2015 Earnings – 12/17/2015 2016 Expectations • Continue to reduce costs • Invest in key growth areas • Return to profitability • Generate positive free cash flow

NYSE: NAV APPENDIX

NYSE: NAV
Q4 2015 Earnings –
12/17/2015
Navistar Financial Corporation
Highlights
•
Financial Services Segment profit of $98 million for 2015, $26 million for Q4
•
U.S. financing availability of $323
million as of October 31, 2015
•
Financial Services Debt/Equity Leverage of 3.3:1
•
BMO Financial Group completed the purchase of GE Capital’s Transporation finance business, which includes the Navistar Capital program assets
Retail Notes
Bank Facility
Dealer Floor Plan
•
$747 million facility, matures in
December 2016
–
Funding for retail notes,
wholesale notes, retail accounts,
and dealer open accounts
•
On balance sheet
•
NFSC wholesale trust as of
October 2015
–
$875 million funding facility
–
Variable portion matures Oct.
2016
–
Term portions mature Oct. 2016
and Jun. 2017
•
On balance sheet
•
Program management retained
•
Broad product offering
•
Ability to support large fleets
•
Access to less expensive capital
C A P I T A L
Funded by BMO Financial Group

NYSE: NAV
Q4 2015 Earnings –
12/17/2015
Retail Market Share in Commercial Vehicle Segments
Class 6/7
Medium-Duty
Retail Market Share:
Q4 2015: 19%
Q4 2014: 19%
Class 8
Severe Service
Retail Market Share:
Q4 2015: 15%
Q4 2014: 14%
Class 8
Heavy
Retail Market Share:
Q4 2015: 11%
Q4 2014: 15%
Combined Class 8
Retail Market Share:
Q4 2015: 12% / Q4 2014: 15%
2015
2014
2013
Core Markets (U.S. and Canada)
School buses.........................................................................................................
38
%
35
%
37
%
Class 6 and 7 medium trucks...............................................................................
23
%
21
%
24
%
Class 8 heavy trucks.............................................................................................
11
%
14
%
12
%
Class 8 severe service trucks................................................................................
15
%
16
%
22
%
Total Core Markets.....................................................................................
16
%
17
%
18
%
Combined class 8 trucks......................................................................................
12
%
14
%
15
%

NYSE: NAV
Q4 2015 Earnings –
12/17/2015
Worldwide Truck Chargeouts
We define chargeouts as trucks that have been invoiced to customers. The units held in dealer inventory represent the principal difference between retail deliveries and chargeouts. This table summarizes our approximate worldwide chargeouts from our continuing operations.
We
define
our
Core
markets
to
include
U.S.
and
Canada
School
bus
and
Class
6
through
8
medium
and
heavy
truck.
Our
Core
markets
include
CAT-
branded units sold to Caterpillar under our North America supply agreement.
(A)
Other
markets
primarily
consist
of
Export
Truck
and
Mexico
and
also
includes
chargeouts
related
to
BDT
of
3,400
units
during
the
three
months
ended
October
31,
2014,
and
6,000
and
11,000
units
during
the
fiscal
years
2015
and
2014.
There
were
no
third
party
chargeouts
related
to
BDT
during the three months ended October 31, 2015.
Three Months Ended
October 31,
%
Change
Years Ended
October 31,
%
Change
(in units)
2015
2014
Change
2015
2014
Change
Core Markets (U.S. and Canada)
School buses .......................................
3,400
3,100
300
10%
11,900
10,800
1,100
10%
Class 6 and 7 medium trucks...............
4,300
3,800
500
13%
18,800
16,000
2,800
18%
Class 8 heavy trucks ...........................
5,900
7,400
(1,500)
(20)%
25,000
26,000
(1,000)
(4)%
Class 8 severe service trucks ................
2,200
2,500
(300
)
(12)%
9,300
8,700
600
7%
Total Core Markets...............................
15,800
16,800
(1,000)
(6)%
65,000
61,500
3,500
6%
Non "core" military ...........................
—
—
—
—
%
100
100
—
—
%
Other markets
(A)
................................
4,100
8,600
(4,500
)
(52)%
19,400
28,400
(9,000)
(32)%
Total worldwide unit.............................
19,900
25,400
(5,500
)
(22)%
84,500
90,000
(5,500)
(6)%
Combined class 8 trucks.....................
8,100
9,900
(1,800
)
(18)%
34,300
34,700
(400)
(1)%

NYSE: NAV
Q4 2015 Earnings –
12/17/2015
Worldwide Engine Shipments
Three Months Ended
October
31,
%
Change
Years Ended
October 31,
%
Change
(in units)
2015
2014
Change
2015
2014
Change
OEM sales-South America..................
15,100
23,400
(8,300)
(35)%
53,800
89,100
(35,300)
(40)%
Intercompany sales..............................
11,400
7,500
3,900
52%
31,600
37,900
(6,300)
(17)%
Other OEM sales.................................
1,900
3,200
(1,300)
(41)%
9,200
11,700
(2,500)
(21)%
Total sales.....................................
28,400
34,100
(5,700)
(17)%
94,600
138,700
(44,100)
(32)%

10/31/05
12/31/05
2/28/06
4/29/06
6/30/06
8/31/06
10/31/06
12/31/06
2/28/07
4/30/07
6/30/07
8/31/07
10/31/07
12/31/07
2/29/08
4/30/08
6/30/08
8/31/08
10/31/08
12/31/08
2/28/09
4/30/09
6/30/09
8/31/09
10/31/09
12/31/09
2/28/10
4/30/10
6/30/10
8/31/10
10/31/10
12/31/10
2/28/11
4/30/11
6/30/11
8/31/11
10/31/11
12/31/11
2/29/12
4/30/12
6/30/12
8/31/12
10/31/12
12/31/12
2/28/13
4/30/13
6/30/13
8/31/13
10/31/13
12/31/13
2/28/14
4/30/14
6/30/14
8/31/14
10/31/14
12/31/14
2/28/15
4/30/15
6/30/15
8/31/15
10/31/15

NAVISTAR®

NYSE: NAV
Q4 2015 Earnings –
12/17/2015
U.S. and Canada Dealer Stock Inventory*
*Includes U.S. and Canada Class 4-8 and school bus inventory, but does not include U.S. IC Bus.
3,000
4,000
5,000
6,000
7,000
8,000
9,000
10,000
11,000

NYSE: NAV
Q4 2015 Earnings –
12/17/2015
Frequently Asked Questions
Q1:
What is included in Corporate and Eliminations?
A:
The primary drivers of Corporate and Eliminations are Corporate SG&A, pension and OPEB expense (excluding amounts allocated to the segments), annual incentive, manufacturing interest expense, and the elimination of intercompany sales and profit between segments.
Q2:
What is included in your equity in loss of non-consolidated affiliates?
A:
Equity in loss of non-consolidated affiliates is derived from our ownership interests in partially-owned affiliates that are not consolidated.
Q3:
What is your net income attributable to non-controlling interests?
A:
Net income attributable to non-controlling interests is the result of the consolidation of subsidiaries in which we do not own 100%, and is primarily comprised of Ford's non-controlling interest in our Blue Diamond Parts joint venture.
Q4:
What are your expected 2015 and beyond pension funding requirements?
A:
Future contributions are dependent upon a number of factors, principally the changes in values of plan assets, changes in interest rates and the impact of any funding relief currently under consideration. We contributed $113 million and $164 million in 2015 and
2014, respectively, to our U.S. and Canadian post-retirement pension plans (the "Plans") to meet regulatory minimum funding requirements. In 2016, we expect to contribute approximately $100 million to meet the minimum required contributions for all plans. We currently expect that from 2017 through 2019, the Company will be required to contribute $100 million to $200 million per year to the Plans, depending on asset performance and discount rates.

NYSE: NAV
Q4 2015 Earnings –
12/17/2015
Frequently Asked Questions
Q5:
What is your expectation for future cash tax payments?
A:
Our cash tax payments are expected to remain low in 2016 and will gradually increase as we utilize available net operating losses
(NOLs) and tax credits in future years.
Q6:
What is the current balance of net operating losses as compared to other deferred tax assets?
A:
Q7:
How does your FY 2015 and 2016 Class 8 industry outlook compare to ACT Research?
A:
Reconciliation to ACT - Retail Sales
ACT*
CY to FY adjustment
Total (ACT comparable Class 8 to Navistar)
Navistar Industry Retail Deliveries Combined Class 8 Trucks
250,000
280,000
240,000
270,000
Navistar difference from ACT
(36,903)
(6,903)
(13,824)
16,176
*Source: ACT N.A. Commercial Vehicle Outlook - December 2015
-12.9%
-2.4%
-5.4%
6.4%
U.S. and Canadian Class 8 Truck Sales
2016
244,500
9,324
253,824
2015
288,000
(1,097)
286,903
As of October 31, 2015 the Company has deferred tax assets for U.S. federal NOLs valued at $840 million, state NOLs valued at
$145 million, and foreign NOLs valued at $176 million, for a total undiscounted cash value of $1.2 billion. In addition to NOLs, the Company has deferred tax assets for accumulated tax credits of $266 million and other deferred tax assets of $2.0 billion resulting in net deferred tax assets before valuation allowances of approximately $3.5 billion. Of this amount, $3.3 billion is subject to a valuation allowance at the end of FY2015.

NYSE: NAV
Q4 2015 Earnings –
12/17/2015
Frequently Asked Questions
Q8:
What is your manufacturing interest expense for Fiscal Year 2016?
A:
Annual manufacturing interest for 2016 is forecasted to be ~$240. For reference, interest expense was $233 million and $243 million for FY 2015 and 2014, respectively.
Q9:
What should we assume for capital expenditures in Fiscal Year 2016?
A:
Annual Capital expenditures for 2016 is forecasted to be ~$125. In comparison, capital expenditures were $115 million and $88 million for FY 2015 and 2014, respectively.

NYSE: NAV
Q4 2015 Earnings –
12/17/2015
Outstanding Debt Balances
October 31,
October 31,
(in millions)
2015
2014
Manufacturing operations
Senior Secured Term Loan Credit Facility, as amended, due 2020, net of unamortized discount of
$17 and $3,
respectively…….…………………………………………..……………………………
$
1,023
$
694
8.25% Senior Notes, due 2021, net of unamortized discount of $18 and $20, respectively…………
1,182
1,180
4.50% Senior Subordinated Convertible Notes, due 2018, net of unamortized discount of $14 and
$19, respectively……………………………………………………………………………………...
186
181
4.75% Senior Subordinated Convertible Notes, due 2019, net of unamortized discount of $32 and
$40, respectively…………………………………………………………………………..………….
379
371
Debt of majority-owned dealerships………………………………………………………………….
28
30
Financing arrangements and capital lease obligations……………………………………………….
49
54
Loan Agreement related to 6.5% Tax Exempt Bonds, due 2040…………………………….………
225
225
Promissory Note……………………………………………………………………………...………
—
10
Financed lease obligations……………………………………………………………………………
111
184
Other…………………….......................……………………………………………………………..
15
29
Total Manufacturing operations debt……………………………………………………………...
3,198
2,958
Less: Current
Portion……………………………………………………………………………........
103
100
Net long-term Manufacturing operations debt………………………………………………….....
$
3,095
$
2,858
October 31,
October 31,
(in millions)
2015
2014
Financial Services operations
Asset-backed debt issued by consolidated SPEs, at fixed and variable rates, due serially through
2018…………………………………………………………………………………………………..
$
870
$
914
Bank revolvers, at fixed and variable rates, due dates from 2016 through 2020…………………….
1,063
1,242
Commercial paper, at variable rates, program matures in 2017……………………………………...
86
74
Borrowings secured by operating and finance leases, at various rates, due serially through 2020….
81
36
Total Financial Services operations debt …………………………………………………………
2,100
2,266
Less: Current portion ………………………………………………………………………………...
1,007
1,195
Net long-term Financial Services operations debt………………………………………………...
$
1,093
$
1,071

NYSE: NAV
Q4 2015 Earnings –
12/17/2015
SEC Regulation G Non-GAAP Reconciliation
SEC Regulation G Non-GAAP Reconciliation
The financial measures presented below are unaudited and not in accordance with, or an alternative for, financial measures presented in accordance with U.S.
generally accepted accounting principles ("GAAP"). The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute
for,
or
superior
to,
financial
measures
calculated
in
accordance
with
GAAP
and
are
reconciled
to
the
most
appropriate
GAAP
number
below
Earnings (loss) Before Interest, Income Taxes, Depreciation, and Amortization (“EBITDA”):
We define EBITDA as our consolidated net income (loss) from continuing operations attributable to Navistar International Corporation, net of tax, plus manufacturing interest expense, income taxes, and depreciation and amortization. We believe EBITDA provides meaningful information to the performance of our business
and
therefore
we
use
it
to
supplement
our
GAAP
reporting.
We
have
chosen
to
provide
this
supplemental
information
to
investors,
analysts
and
other
interested parties to enable them to perform additional analyses of operating results..
Adjusted EBITDA:
We believe that adjusted EBITDA, which excludes certain identified items that we do not consider to be part of our ongoing business, improves the comparability of year to year results, and is representative of our underlying performance. Management uses this information to assess and measure the performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the below reconciliations, and  to provide an additional measure of performance.
Adjusted EBITDA margin:
We define Adjusted EBITDA margin as a percentage of the Company's consolidated sales and revenues. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the below reconciliations, and  to provide an additional measure of performance.
Manufacturing Cash, Cash Equivalents, and Marketable Securities:
Manufacturing
cash,
cash
equivalents,
and
marketable
securities
represents
the
Company’s
consolidated
cash,
cash
equivalents,
and
marketable
securities
excluding cash, cash equivalents, and marketable securities of our financial services operations. We include marketable securities with our cash and cash equivalents
when
assessing
our
liquidity
position
as
our
investments
are
highly
liquid
in
nature.
We
have
chosen
to
provide
this
supplemental
information
to
investors, analysts and other interested parties to enable them to perform additional analyses of our ability to meet our operating requirements, capital expenditures, equity investments, and financial obligations.
Structural costs consists of Selling, general and administrative expenses and Engineering and product development costs.
Free Cash Flow consists of Net cash from operating activities and Capital Expenditures.

NYSE: NAV
Q4 2015 Earnings –
12/17/2015
SEC Regulation G Non-GAAP Reconciliations
Manufacturing segment cash and cash equivalents and marketable securities reconciliation:
(in millions)
Manufacturing Operations:
Cash and cash equivalents………………………………………………………
$
877
$
507
Marketable securities……………………………………………………………
Manufacturing Cash and cash equivalents and Marketable securities………..
$
1,013
$
775
Financial Services Operations:
Cash and cash equivalents………………………………………………………
$
35
$
40
Marketable securities……………………………………………………………
Financial Services Cash and cash equivalents and Marketable securities……
$
58
$
65
Consolidated Balance Sheet:
Cash and cash equivalents………………………………………………………
$
912
$
547
Marketable securities……………………………………………………………
Consolidated Cash and cash equivalents and Marketable securities…………
$
1,071
$
840
23
159
October 31,
2015
136
293
25
268
July 31,
2015

NYSE: NAV
Q4 2015 Earnings –
12/17/2015
SEC Regulation G Non-GAAP Reconciliations
Earnings (loss) before interest, taxes, depreciation, and amortization ("EBITDA") reconciliation
______________________
(A)
Manufacturing interest expense is the net interest expense primarily generated for borrowings that support the manufacturing and corporate operations, adjusted to eliminate intercompany interest expense with our Financial Services segment. The following table reconciles
Manufacturing interest expense to the consolidated interest expense:
______________________
* For more detail on the items noted, please see the footnotes on slide 35.
(in millions)
Loss from continuing operations attributable to NIC, net of tax………
$
(51)
$
(72)
$
(153)
Plus:
Depreciation and amortization expense……………………………
60
76
87
Manufacturing interest expense
(A)
………………………………
63
61
63
Less:
Income tax benefit (expense)………………………………………
(14)
(1)
224
EBITDA
………………………………………………………………
$
86
$
66
$
(227)
2013
Quarters Ended October 31
2015
2014
(in millions)
Interest expense ……………………………………………………
$
80
$
80
$
81
Less:  Financial services interest expense …………………………
17
19
18
Manufacturing interest expense ……………………..……………
$
63
$
61
$
63
2014
2013
Quarters Ended October 31
2015
(in millions)
EBITDA (reconciled above) …......……………………………………
86
$
66
$
(227)
Less significant items of:
Adjustments to pre-existing warranties
(A)
……………………….
40
(10)
152
Cost reduction and other strategic charges
(B)
54
4
—
Asset impairment charges
(C)
………...……………………………
15
—
80
Debt refinancing charges
(D)
14
—
—
Brazil truck business actions
(E)
…….....…………………………
—
29
—
Restructuring of North America manufacturing operations
(F)
…..
—
27
—
Total adjustments………………………………………………………
123
50
232
Adjusted EBITDA
…......………………………………………….....
$
209
$
116
$
5
Adjusted EBITDA Margin …......………………………………….....
8.4%
3.9%
0.2%
2013
Quarters Ended October 31
2015
2014
………...……………………………

NYSE: NAV
Q4 2015 Earnings –
12/17/2015
Significant Items Included Within Our Results
Quarter Ended
October 31
(in millions)
Expense (income):
2015
2014
Adjustments to pre-existing
warranties
(A)
…………………………………………………………………….
$
40
(10)
Restructuring charges and other strategic initiatives
(B)
……………………………………………………
54
31
Asset impairment charges
(C)
………………………………………………………………………………….
15
—
Debt refinancing
charges
(D)
………………………………………………………………….
14
—
Accelerated depreciation
……………………………………………………………………………………..
—
2
Brazil truck business actions
(E)
……………………………………………………………………………
—
29
Brazilian tax adjustments
(F)
……………………………………………………………………………….
—
(16)
______________________
(A)
Adjustments to pre-existing warranties reflect changes in our estimate of warranty costs for products sold in prior periods. Such adjustments typically occur when claims experience deviates from historic and expected trends. Our warranty liability is generally affected by component failure rates, repair costs, and the timing of failures.
Future events and circumstances related to these factors could materially change our estimates and require adjustments to our liability.
In addition, new
product launches require a greater use of judgment in developing estimates until historical experience becomes available.
(B)
In
the
fourth
quarter
of
2015,
we
incurred
restructuring
charges
of
$54
million
related
to
cost
reduction
actions,
including
the
Company's
offering
of
the
VSP
to
the
majority of our U.S.-based non-represented salaried employees and the impacts of an involuntary reduction-in-force in the U.S. and Brazil. In the fourth quarter of
2014, the Company recorded restructuring charges related to cost reduction actions that included a reduction-in-force in the U.S and
Brazil. In the same period the
Truck
segment
recorded
$27
million
of
charges
related
to
our
anticipated
exit
from
our
Indianapolis,
Indiana
foundry
facility
and
certain
assets
in
our
Waukesha,
Wisconsin
foundry
operations.
The
charges
included
$13
million
of
restructuring
charges,
$7
million
of
fixed
asset
impairment
charges
and
$7
million
of
charges
for
inventory reserves.
(C)
In the fourth quarter of 2015, the Company recognized a total non-cash charge of $7 million for the impairment of certain intangible and long-lived assets in the Brazil truck asset group.  As a result of the continued operating losses and idled production in the asset group, we tested the indefinite-lived intangible and long-lived assets for potential impairment.  As a result, we determined that $4 million of intangible assets and $3 million of certain long-lived assets were impaired. Also in the fourth quarter of 2015, the Company concluded it had a triggering event related to certain long-lived assets in the Truck segment.  As a result, certain long-lived assets were determined to be impaired, resulting in a charge of $4 million.
(D)
In the fourth quarter of 2015, we recorded $14 million of third party fees and unamortized debt issuance costs associated with the refinancing of our Amended Term
Loan Credit Facility with a new Senior Secured Term Loan Credit Facility in August 2015.
(E)
In the fourth quarter of 2014, the Global Operations segment recorded approximately $29 million in charges, primarily related to
inventory, to right size the Brazil
Truck business.
(F)
In the fourth quarter of 2014, we recorded an offsetting benefit of $16 million to reflect a tax law change in Brazil that allowed utilization of a portion of the net operating loss carryforwards to satisfy other taxes.

NYSE: NAV
Q4 2015 Earnings –
12/17/2015
SEC Regulation G Non-GAAP Reconciliations
Earnings (loss) before interest, taxes, depreciation, and amortization ("EBITDA") reconciliation
______________________
(A)
Manufacturing interest expense is the net interest expense primarily generated for borrowings that support the manufacturing and corporate operations, adjusted to eliminate intercompany interest expense with our Financial Services segment. The following table reconciles
Manufacturing interest expense to the consolidated interest expense:
(in millions)
Interest expense ……………………………………………………
$
307
$
314
$
321
$
259
Less:  Financial services interest expense …………………………
74
71
70
88
Manufacturing interest expense ……………………..……………
$
233
$
243
$
251
$
171
2014
2012
Years Ended October 31
2013
2015
(in millions)
Loss from continuing operations attributable to NIC, net of tax…………
$
(187)
$
(622)
$
(857)
$
(2,939)
Plus:
Depreciation and amortization expense………………………………..
281
332
417
323
Manufacturing interest expense
(A)
………………………………….….
233
243
251
171
Less:
Income tax benefit (expense)…………………………………………
(51)
(26)
171
(1,780)
EBITDA
……………………………………………………………………
$
378
$
(21)
$
(360)
$
(665)
2012
Years Ended October 31
2013
2015
2014
(in millions)
EBITDA (reconciled above) …......…………………………………
$
378
$
(21)
$
(360)
$
(665)
Less significant items of:
Debt refinancing charges
(G)
………………………………………..
14
12
13
8
Brazil truck business actions
(D)
…….....…………………………
6
29
—
—
Mahindra Joint Venture divestiture
(I)
…….....……………………..
—
—
(26)
—
Legal settlement
(J)
…….....…………………………………………
—
—
(35)
—
Engineering integration costs
(K)
……....…………………………..
—
—
—
66
Total adjustments ……………………………………………………
116
327
462
574
Adjusted EBITDA
…......…………………………………………….
$
494
$
306
$
102
$
(91)
2012
Years Ended October 31,
2013
2015
2014
Cost reduction and other strategic initiatives
(A)
………………….
72
17
9
73
Restructuring of North American manufacturing operations
(F)
…..
—
41
—
7
Adjustments to pre-existing warranties
(C)
……………………….
4
55
404
404
Brazil reporting unit impairment charges
(B)
…….…………………
10
149
—
—
North America asset
impairment charges
(E)
……………………....
20
24
97
16
Gain on settlement
(H)
…….....………………………………………
(10)
—
—
—

NYSE: NAV
Q4 2015 Earnings –
12/17/2015
SEC Regulation G Non-GAAP Reconciliations
Earnings (loss) before interest, taxes, depreciation, and amortization ("EBITDA") reconciliation
(A)
In 2015, we had $72 million of cost reduction and other strategic initiatives primarily consisting of restructuring charges in the third and fourth quarters. In the fourth quarter of 2015, we incurred restructuring charges of $54 million related to cost reduction actions, including the Company's offering of the VSP to the majority of our U.S.-based non-represented salaried employees and the impacts of an involuntary reduction-in-force in the U.S. and Brazil. In the third quarter of 2015, we incurred restructuring charges of $13 million related to cost reduction actions, including a reduction-in-force in the U.S. and Brazil. In
2014, the Company recorded restructuring charges related to cost reduction actions that included a reduction-in-force in the U.S and Brazil.  In 2013, the Company leveraged efficiencies identified through redesigning our organizational structure and implemented new cost-reduction initiatives, including an enterprise-wide reduction-in-force. As a result of these actions, the Company recognized restructuring charges of $25 million in the year ended October 31, 2013. These charges were partially offset by a gain of $16 million recognized in the Truck segment in the first quarter of 2013, as a result of the divestiture of Bison. In the fourth quarter of 2012, the Company announced actions to control spending across the Company with targeted reductions of certain costs.  As a result of these actions, the Company recognized restructuring charges of $73 million in the quarter and year ended October 31, 2012.
(B)
In the fourth quarter of 2015, the Company recognized a total non-cash charge of $7 million for the impairment of certain intangible and long-lived assets in the Brazil truck asset group.  In the third quarter of
2015, we determined that $3 million of trademark asset carrying value was impaired. In the second quarter of 2014, we recognized a non-cash charge of $149 million for the impairment of certain intangible assets of our Brazilian engine reporting unit, including the entire $142 million balance of goodwill and $7 million of trademark.
(C)
Adjustments to pre-existing warranties reflect changes in our estimate of warranty costs for products sold in prior periods. Such adjustments typically occur when claims experience deviates from historic and expected trends. Our warranty liability is generally affected by component failure rates, repair costs, and the timing of failures. Future events and circumstances related to these factors could materially change our estimates and require adjustments to our liability. In addition, new product launches require a greater use of judgment in developing estimates until historical experience becomes available.
(D)
In the second quarter of 2015 our Global Operations segment recorded $6 million in inventory charges to right size the Brazil Truck business.  In the fourth quarter of 2014, the Global Operations segment recorded approximately $29 million in charges, primarily related to inventory, to right size the Brazil Truck business.
(E)
During the third and fourth quarters of 2015, certain long-lived assets were determined to be impaired, resulting in a charge of $3 million and $4 million, respectively. In the first quarter of 2015, the Truck segment recorded $7 million of asset impairment charges relating to certain operating leases. In 2014, the Truck segment recorded impairment charges related to certain amortizing intangible assets and long-
lived assets which were determined to be fully impaired.  In the first quarter of 2014, the Truck segment recognized asset impairment charges of $18 million. In 2013, the Truck segment recognized asset impairment charges consisting of $77 million related to the impairment of the Truck segment's entire goodwill balance, which was recorded in the fourth quarter of 2013, and $19 million which were primarily the result of our ongoing evaluation of our portfolio of assets to validate their strategic and financial fit, which led to the discontinuation of certain engineering programs related to products that were determined to be outside of our core operations or not performing to our expectations. In the first quarter of 2012, the Parts segment recognized asset impairment charges of $10 million that resulted from the decision to idle the WCC business.
(F)
In the fourth quarter of 2014 the Truck segment recorded $27 million of charges related to our anticipated exit from our Indianapolis, Indiana foundry facility and certain assets in our Waukesha, Wisconsin foundry operations. The charges included $13 million of restructuring charges, $7 million of fixed asset impairment charges and $7 million of charges for inventory reserves. In the third quarter of 2014, the
Truck segment recorded $14 million of charges related to the 2011 closure of its Chatham, Ontario plant, based on a ruling received from the Financial Services Tribunal in Ontario Canada.
(G)
In the fourth quarter of 2015, we recorded $14 million of third party fees and unamortized debt issuance costs associated with the refinancing of our Amended Term Loan Credit Facility with a new Senior
Secured Term Loan Credit Facility.  In the second quarter of 2014, we recorded $12 million of unamortized debt issuance costs and other charges associated with the repurchase of our 2014 Convertible Notes.
In the second quarter of 2013, we recorded $13 million of unamortized debt issuance costs and other charges associated with the sale of additional Senior Notes and the refinancing of the Term Loan.  In 2012, we recorded $8 million of unamortized debt issuance costs and other charges associated with our Senior Notes and Amended and Restated Asset-Based Credit Facility.
(H)
In the second quarter of 2015, the Global Operations segment recognized a $10 million net gain related to a settlement of a customer dispute. The $10 million net gain for the settlement included restructuring charges of $4 million.
(I)
In the second quarter of 2013, the Company sold its stake in the Mahindra Joint Ventures to Mahindra and the Global Operations segment recognized a gain of $26 million.
(J)
In the first quarter of 2013, as a result of the legal settlement with Deloitte and Touche LLP, the Company recognized a gain and received cash proceeds of $35 million.
(K)
Engineering integrated costs related to the consolidation of our truck and engine engineering operations, as well as the relocation of our world headquarters.  In 2012, the charges included restructuring charges of $23 million and other related costs of $43 million, primarily in our Truck segment.
______________________

NYSE: NAV
Q4 2015 Earnings –
12/17/2015
Significant Items Included Within Our Results
______________________
(A)
In 2015, we had $72 million of cost reduction and other strategic initiatives primarily consisting of restructuring charges in the third and fourth quarters. In the fourth quarter of
2015, we incurred restructuring charges of $54 million related to cost reduction actions, including the Company's offering of the VSP to the majority of our U.S.-based non-
represented salaried employees and the impacts of an involuntary reduction-in-force in the U.S. and Brazil. In the third quarter of 2015, we incurred restructuring charges of $13
million related to cost reduction actions, including a reduction-in-force in the U.S. and Brazil. In 2014, the Company recorded restructuring charges related to cost reduction actions that included a reduction-in-force in the U.S and Brazil.  In 2013, the Company leveraged efficiencies identified through redesigning our organizational structure and implemented new cost-reduction initiatives, including an enterprise-wide reduction-in-force. As a result of these actions, the Company recognized restructuring charges of $25 million in the year ended October 31, 2013. These charges were partially offset by a gain of $16 million recognized in the Truck segment in the first quarter of 2013, as a result of
the divestiture of Bison. In the fourth quarter of 2012, the Company announced actions to control spending across the Company with targeted reductions of certain costs.  As a
result of these actions, the Company recognized restructuring charges of $73 million in the quarter and year ended October 31, 2012.
(B)
In the fourth quarter of 2015, the Company recognized a total non-cash charge of $7 million for the impairment of certain intangible and long-lived assets in the Brazil truck asset group.  In the third quarter of 2015, we determined that $3 million of trademark asset carrying value was impaired. In the second quarter of 2014, we recognized a non-cash charge of $149 million for the impairment of certain intangible assets of our Brazilian engine reporting unit, including the entire $142 million balance of goodwill and $7 million of trademark.
Notes continue on Slide 39.
Years Ended October 31,
(in millions)
2015
2014
2013
2012
Expense (income):
Cost reduction and other strategic initiatives
(A)
................................
72
17
9
73
Brazil reporting unit impairment charges
(B)
.....................................
7
149
—
—
Adjustments to pre-existing warranties
(C)
........................................
1
55
404
404
Brazil truck business actions
(D)
..........................................................
6
29
—
—
North America asset impairment charges
(E)
......................................
20
24
97
16
Restructuring of North American manufacturing operations
(F)
......
—
41
—
7
Debt restructuring charges
(G)
............................................................
14
12
13
8
Gain on settlement
(H)
........................................................................
(10)
—
—
—
Mahindra Joint Venture divestiture
(I)
............................................
—
—
(26)
—
Legal settlement
(J)
............................................................................
—
—
(35)
—
Accelerated depreciation
(K)
................................................................
25
9
41
—
Brazilian tax adjustments
(L)
................................................................
—
13
—
—
Intraperiod tax allocation
(M)
................................................................
—
—
(220)
—
Engineering integration costs
(N)
..........................................................
—
—
—
66
Net impact of income tax valuation
allowances
(O)
..............................
—
—
—
1,785

NYSE: NAV
Q4 2015 Earnings –
12/17/2015
Significant Items Included Within Our Results
(C)
Adjustments to pre-existing warranties reflect changes in our estimate of warranty costs for products sold in prior periods. Such adjustments typically occur when claims experience deviates from historic and expected trends. Our warranty liability is generally affected by component failure rates, repair costs, and the timing of failures. Future events and circumstances related to these factors could materially change our estimates and require adjustments to our liability. In addition, new product launches require a greater use of judgment in developing estimates until historical experience becomes available.
(D)
In the second quarter of 2015 our Global Operations segment recorded $6 million in inventory charges to right size the Brazil Truck business.  In the fourth quarter of 2014, the Global
Operations segment recorded approximately $29 million in charges, primarily related to inventory, to right size the Brazil Truck business.
(E)
During the third and fourth quarters of 2015, certain long-lived assets were determined to be impaired, resulting in a charge of $3 million and $4 million, respectively. In the first quarter of 2015, the Truck segment recorded $7 million of asset impairment charges relating to certain operating leases. In 2014, the Truck segment recorded impairment charges related to certain amortizing intangible assets and long-lived assets which were determined to be fully impaired.  In the first quarter of 2014, the Truck segment recognized asset impairment charges of $18 million. In 2013, the Truck segment recognized asset impairment charges consisting of $77 million related to the impairment of the Truck segment's entire goodwill balance, which was recorded in the fourth quarter of 2013, and $19 million which were primarily the result of our ongoing evaluation of our portfolio of assets to validate their strategic and financial fit, which led to the discontinuation of certain engineering programs related to products that were determined to be outside of our core operations or not performing to our expectations. In the first quarter of 2012, the Parts segment recognized asset impairment charges of $10 million that resulted from the decision to idle the WCC business.
(F)
In the fourth quarter of 2014 the Truck segment recorded $27 million of charges related to our anticipated exit from our Indianapolis, Indiana foundry facility and certain assets in our
Waukesha, Wisconsin foundry operations. The charges included $13 million of restructuring charges, $7 million of fixed asset impairment charges and $7 million of charges for inventory reserves. In the third quarter of 2014, the Truck segment recorded $14 million of charges related to the 2011 closure of its Chatham, Ontario plant, based on a ruling received from the Financial Services Tribunal in Ontario Canada. In the fourth quarter of 2012, the Truck segment recorded $4 million of charges related to the planned closure of the Garland,
Texas plant for personnel costs related to employee terminations and related benefits.
(G)
In the fourth quarter of 2015, we recorded $14 million of third party fees and unamortized debt issuance costs associated with the refinancing of our Amended Term Loan Credit Facility with a new Senior Secured Term Loan Credit Facility.  In the second quarter of 2014, we recorded $12 million of unamortized debt issuance costs and other charges associated with the repurchase of our 2014 Convertible Notes. In the second quarter of 2013, we recorded $13 million of unamortized debt issuance costs and other charges associated with the sale of additional Senior Notes and the refinancing of the Term Loan.  In 2012, we recorded $8 million of unamortized debt issuance costs and other charges associated with our Senior Notes and Amended and Restated Asset-Based Credit Facility.
(H)
In the second quarter of 2015, the Global Operations segment recognized a $10 million net gain related to a settlement of a customer dispute. The $10 million net gain for the settlement included restructuring charges of $4 million.
(I)
In the second quarter of 2013, the Company sold its stake in the Mahindra Joint Ventures to Mahindra and the Global Operations segment recognized a gain of $26 million.
(J)
In the first quarter of 2013, as a result of the legal settlement with Deloitte and Touche LLP, the Company recognized a gain and received cash proceeds of $35 million.
(K)
In 2015, the Truck segment recognized charges if $28 million for the acceleration of depreciation of certain assets related to the foundry facilities.  In 2014, the Truck segment recognized accelerated depreciation related to our Huntsville facility and in 2013 we recognized accelerated depreciation related to the discontinuation of certain engine programs and the closure of our Garland facility.
(L)
During the second quarter of 2014, we recorded an income tax expense of $29 million to establish the valuation allowance for Brazil deferred tax assets.  In the fourth quarter of 2014, we recorded an offsetting benefit of $16 million to reflect a tax law change in Brazil that allowed utilization of a portion of the net operating loss carryforwards to satisfy other taxes.
(M)
In the fourth quarter of 2013, the Company met the criteria necessary to apply the exception within the intraperiod tax allocation rules, since it incurred a loss from continuing operations and income was recognized in both Total other comprehensive income (loss) and Additional paid in capital.  As a result, an income tax benefit of $220 million was recorded in Income tax benefit (expense) related to continuing operations and an offsetting tax expense of $212 million an $8 million in Total other comprehensive income (loss) and Additional paid in capital, respectively.
(N)
Engineering integrated costs related to the consolidation of our truck and engine engineering operations, as well as the relocation of our world headquarters.  In 2012, the charges included restructuring charges of $23 million and other related costs of $43 million, primarily in our Truck segment.
(O)
During the three months ended October 31, 2012, we recognized an income tax benefit of $1.476 billion from the release of a portion of our income tax allocation on our U.S. deferred tax assets, as well as an income tax expense of $233 million relating to the reversal of income tax benefits recorded during the first nine months of 2012.  For the year ended October 31,
2012, we also recognized an income tax benefit of $189 million from the release of a significant portion of our valuation allowance on our Canadian deferred tax assets in the second quarter of 2012.